SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2004

                                      CWT

                                  (Depositor)

   (Issuer in respect of Countrywide Alternative Loan Trust 2004-17CB, Series

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWT
                  Countrywide Alternative Loan Trust 2004-17CB
                                Series 2004-17CB

On September 25, 2004, The Bank of New York, as Trustee for CWT, Countrywide Alternative Loan Trust 2004-17CB Series 2004-17CB, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2004, among CWT as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWT, Countrywide Alternative Loan Trust 2004-17CB Series 2004-17CB relating to the distribution date of September 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2004


                                      CWT


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2004


                             Payment Date: 09/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
         Countrywide Alternative Loan Trust 2004-17CB, Series 2004-17CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       369,238,932.80    4.822232%     8,865,652.08  1,483,796.55   10,349,448.63       0.00       0.00
                        2A1       695,392,016.61    5.225097%     3,293,229.10  3,027,908.69    6,321,137.79       0.00       0.00
                        3A1       126,630,779.15    5.158975%       659,631.14    544,404.21    1,204,035.35       0.00       0.00
Residual                AR                  0.00    4.822232%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             AM         12,773,949.80    5.092936%            45.99     54,214.09       54,260.08       0.00       0.00
                        M          24,911,902.10    5.092936%            89.69    105,728.93      105,818.63       0.00       0.00
                        B1         16,606,934.74    5.092936%            59.79     70,481.71       70,541.51       0.00       0.00
                        B2         10,858,957.33    5.092936%            39.10     46,086.65       46,125.74       0.00       0.00
                        B3          8,302,967.37    5.092936%            29.89     35,238.73       35,268.63       0.00       0.00
                        B4          5,110,979.91    5.092936%            18.40     21,691.58       21,709.98       0.00       0.00
                        B5          4,473,329.42    5.092936%            16.11     18,985.32       19,001.42       0.00       0.00
                        C                 100.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        1,274,300,849.23     -           12,818,811.31  5,408,536.46   18,227,347.77     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       360,373,280.71              0.00
                                2A1       692,098,787.51              0.00
                                3A1       125,971,148.01              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     AM         12,773,903.81              0.00
                                M          24,911,812.40              0.00
                                B1         16,606,874.94              0.00
                                B2         10,858,918.23              0.00
                                B3          8,302,937.48              0.00
                                B4          5,110,961.51              0.00
                                B5          4,473,313.31              0.00
                                C                 100.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        1,261,482,037.92   -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
         Countrywide Alternative Loan Trust 2004-17CB, Series 2004-17CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   369,238,932.80     4.822232% 12667FNW1    23.894447      3.999085    971.267541
                           2A1   695,392,016.61     5.225097% 12667FNX9     4.727162      4.346316    993.451316
                           3A1   126,630,779.15     5.158975% 12667FNY7     5.203328      4.294391    993.690576
Residual                   AR              0.00     4.822232% 12667FPA7     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                AM     12,773,949.80     5.092936% 12667FNZ4     0.003600      4.244097    999.992470
                           M      24,911,902.10     5.092936% 12667FPB5     0.003600      4.244097    999.992470
                           B1     16,606,934.74     5.092936% 12667FPC3     0.003600      4.244097    999.992470
                           B2     10,858,957.33     5.092936% 12667FPD1     0.003600      4.244097    999.992470
                           B3      8,302,967.37     5.092936% 12667FPS8     0.003600      4.244097    999.992470
                           B4      5,110,979.91     5.092936% 12667FPT6     0.003600      4.244097    999.992470
                           B5      4,473,329.42     5.092936% 12667FPU3     0.003600      4.244097    999.992470
                           C             100.00     0.000000% 12667FRU1     0.000000      0.000000  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     1,274,300,849.23       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
         Countrywide Alternative Loan Trust 2004-17CB, Series 2004-17CB
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance       386,167,939.77   740,529,833.01   134,784,166.04
Loan count                   1853             3689              669
Avg loan rate           5.271640%        5.739046%        5.538249%
Prepay amount        8,865,269.38     3,290,108.03       658,842.67

                          Total
                          -----
Prin balance     1,261,481,938.82
Loan count                   6211
Avg loan rate                5.57
Prepay amount       12,814,220.08

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees       128,573.92       305,590.91        41,527.80
Sub servicer fees        4,347.82         3,935.79           482.37
Trustee fees                 0.00             0.00             0.00


Agg advances                  N/A              N/A              N/A
Adv this period         28,034.87        34,721.29         6,547.90

                          Total
                          -----
Master serv fees       475,692.63
Sub servicer fees        8,765.98
Trustee fees                 0.00


Agg advances                  N/A
Adv this period         69,304.06

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud               25,550,107.00    25,550,107.00    25,550,107.00
Special Hazard      12,743,007.50             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud               76,650,321.00
Special Hazard      12,743,007.50


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.483576%           100.000000%          1,191,261,728.57
   -----------------------------------------------------------------------------
   Junior            6.516424%             0.000000%             83,038,821.68
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          73                14,516,506.31
60 to 89 days                           2                   265,520.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                75                14,782,026.31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           18,227,347.77         18,227,347.77
Principal remittance amount           12,818,811.31         12,818,811.31
Interest remittance amount             5,408,536.46          5,408,536.46